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EXHIBIT 99.1

                                     INTEGRATED HEALTHCARE HOLDINGS, INC.
                                          CONSOLIDATED BALANCE SHEET
                                                March 31, 2008
                                     (amounts in 000's, except par value)


                                                                                   As filed       As restated
                                                                                   ---------       ---------
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                                     ASSETS

Current assets:
      Cash and cash equivalents                                                    $   3,141       $   3,141
      Restricted cash                                                                     20              20
      Accounts receivable, net of allowance for doubtful
                  accounts of $14,383                                                 57,990          57,482
      Inventories of supplies, at cost                                                 5,853           5,853
      Due from governmental payers                                                     4,877           4,877
      Prepaid insurance                                                                  721             721
      Other prepaid expenses and current assets                                        5,811           5,811
                                                                                   ---------       ---------
                               Total current assets                                   78,413          77,905

Property and equipment, net                                                           56,917          56,917
Debt issuance costs, net                                                                 759             759

                                                                                   ---------       ---------
                               Total assets                                        $ 136,089       $ 135,581
                                                                                   =========       =========

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current liabilities:
      Revolving line of credit                                                     $   9,879       $      --
      Debt, current                                                                       --          95,579
      Accounts payable                                                                46,749          46,681
      Accrued compensation and benefits                                               14,701          14,701
      Due to governmental payers                                                       1,690           1,690
      Accrued insurance retentions                                                    12,332          12,332
      Other current liabilities                                                        5,781           5,781
                                                                                   ---------       ---------
                                 Total current liabilities                            91,132         176,764

Debt, non current                                                                     85,700            --
Capital lease obligations, net of current portion of $406                              6,375           6,375
Minority interest in variable interest entity                                          1,150           1,150
                                                                                   ---------       ---------
                               Total liabilities                                     184,357         184,289
                                                                                   ---------       ---------

Commitments and contingencies

Stockholders' deficiency:
      Common stock, $0.001 par value; 400,000 shares authorized;
                  137,096 shares issued and outstanding, respectively                    137             137
      Additional paid in capital                                                      56,148          56,148
      Accumulated deficit                                                           (104,553)       (104,993)
                                                                                   ---------       ---------
                               Total stockholders' deficiency                        (48,268)        (48,708)
                                                                                   ---------       ---------
                               Total liabilities and stockholders' deficiency      $ 136,089       $ 135,581
                                                                                   =========       =========

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